Exhibit 99.1


            SETTLEMENT AGREEMENT, INDEMNIFICATION AND MUTUAL RELEASE

         This Settlement Agreement, Indemnification and Mutual Release ("Agreement"), effective April 24, 2009, is by and among Malcolm Skolnick, an individual residing at 8993 Briar Forest Drive, Houston, Texas 77024 ("Skolnick" or "Employee"), and CytoGenix, Inc., a Nevada corporation having its principle place of business located at 3100 Wilcrest Drive, Houston, Texas 77042 ("CytoGenix" or "Company").

         WHEREAS, on August 18, 2008, Employee resigned as the Chief Executive Officer, President, and Chairman and member of the Board of Directors, an officer and an employee of CytoGenix; and

         WHEREAS, following his resignations as Officer and Director, Skolnick has asserted certain claims relating to his employment with CytoGenix, including past due wages, Skolnick's rights and obligations under his employment agreement with CytoGenix and CytoGenix's obligations under a Secured Loan Agreement For Services Rendered between CytoGenix and Skolnick executed prior to Skolnick's resignations; and

         WHEREAS, the parties hereto, in an effort to prevent disputes and avoid controversy, expense and delay, desire to settle and compromise the claims asserted, or that could have been asserted.

NOW, THEREFORE, for and in consideration of the mutual obligations and promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       CONSIDERATION.

     (a) CytoGenix shall pay Skolnick the sum of $10.00, due at the time of execution of this Agreement.

     (b) CytoGenix intends to negotiate a consulting agreement with Skolnick according to the non-binding terms incorporated herein in Attachment A.

     (c) Upon execution of this Agreement by all parties, any and all actual and potential claims that have been raised or which could have been raised at the time of execution of this Agreement existing between the parties shall be dismissed.

     (d) For all matters and controversies arising from this Agreement, CytoGenix and Skolnick shall each be responsible for their own attorneys' fees and costs.

2.       RELEASE - Skolnick.

Skolnick, his heirs, executors, administrators, attorneys, successors and assigns, as well as any person or entity claiming by, through or under any of the foregoing, hereby RELEASE, ACQUIT AND FOREVER DISCHARGE CytoGenix, its current and former officers, directors, employees, shareholders, agents, legal representatives, attorneys, successors and assigns, from any and all claims, causes of action, suits, damages (actual, compensatory, exemplary or punitive), debts, secured loans, obligations, benefits, wages, bonuses, compensation, back pay, front pay, vacation pay, sick pay, medical bills and expenses, and demands, of any kind, nature or description whatsoever, whether known or unknown, whether at law or in equity, whether:

     (a) in contract or in tort (including but not limited to claims for wrongful discharge, constructive termination, discrimination, retaliation, interference with protected rights, interference with present or prospective contractual relations, breach of contract, defamation, invasion of privacy, intentional or negligent infliction of emotional distress, fraud, misrepresentation, personal injury, negligence, intentional conduct, misconduct or interference with present or prospective business relations or contracts),

     (b) arising under federal or state statutory or common law (including, but not limited to: Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. ss. 2000e et seq., the Civil Rights Act of 1866, 42 U.S.C. ss. 1981 et seq., the Equal Pay Act, 29 U.S.C. ss. 206; the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), 29 U.S.C. ss. 1001 et seq. (non-vested rights); the Americans with Disabilities Act, 42 U.S.C. ss. 12101 et seq.; the Age Discrimination

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          Employment  Act of  1967,  as  amended  by the  Older  Worker  Benefit
          Protection Act ("ADEA"), 29 U.S.C. ss. 621 et seq.; the Fair Labor Standards Act, as amended, 29 U.S.C. ss. 201 et seq.; the National Labor Relations Act, 29 U.S.C. ss.ss. 151 et seq.; the Family and Medical Leave Act of 1993, 29 U.S.A. ss. 2601 et seq.; the Worker Adjustment and Retraining Notification Act (WARN), 29 U.S.C., ss. 2101 et seq.; the Occupational Safety and Health Act, as amended, Chapter 21 of the Texas Labor Code (the Texas Commission on Human Rights Act), Texas Labor Code ss. 21.001 et seq.; the Texas Payday Act, Texas Labor Code, ss. 61.01 et seq.; the Texas Workers' Compensation Statute, Texas Labor Code ss. 451.0001 et seq.; the Sarbanes-Oxley Act; and any other employment or civil rights act),

     (c) any and all claims for past or future employment benefits, including, but not limited to, wages, severance pay, bonuses, stock options or grants of rights to acquire shares of common stock, vacation pay, medical or dental insurance coverage, short or long term disability benefits, and/or other benefits which may hereafter accrue or which have accrued as a result of Skolnick's employment and/or affiliation with, and/or termination and/or separation from the Company;

     (d) any and all claims arising out of any previous Employment Agreement with Skolnick which Skolnick asserted, or could have asserted, against the Company; and

     (e) any and all claims arising out of or relating in any way to Skolnick's employment and/or affiliation with and/or resignation or separation from the Company, which Skolnick asserted, or could have asserted, relating to or arising out of the employment relationship between the parties, as well as the matters that were asserted, in any current, actual or potential claim or complaint. This release applies to all claims and causes of action that exist or could have been asserted on or before the effective date of this Agreement.

3.       RELEASE - CytoGenix.

CytoGenix, its current and former officers, directors, employees, agents, legal representatives, attorneys, successors and assigns, as well as any person or entity claiming by, through or under any of the foregoing, hereby RELEASE, ACQUIT AND FOREVER DISCHARGE Skolnick, his respective heirs, executors, administrators, attorneys, successors and assigns, from any and all claims and causes of action as legally allowed by law, in equity, statutory or otherwise, including, without limitation, all claims and causes of action relating to or arising out of the employment relationship between the parties, as well as the matters that were asserted, or could have been asserted, in any current, actual or potential claim or complaint. This release applies to all claims and causes of action that exist or could have been asserted on or before the effective date of this Agreement.

     (a) Recognizing that Skolnick was an employee and officer of CytoGenix, the Company agrees to indemnify and hold harmless Skolnick, his heirs and assigns (the "Indemnified Parties"), from and against any and all loss, charge, claim, damage, expense and liability related to or arising in any manner out of, based upon, or in connection with Skolnick's employment with CytoGenix, hereunder (hereinafter referred to as a "Matter" or "Matters") to the limits provided by the Company's current Directors and Officers' insurance policy and will reimburse Skolnick for all covered expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened Claim related to or arising in any manner out of any Matter hereunder, or any action or proceeding arising therefrom (collectively, "Proceedings") up to the limits provided by the insurance policy, whether or not Skolnick is a formal party to any such Proceeding.

     (b) Notwithstanding the foregoing, the Company shall not be liable in respect of any Claims resulting from the gross negligence, willful misconduct or criminal conduct of Skolnick during his employment by the Company.

     (c) The indemnity, reimbursement and contribution obligations of the Company set forth herein shall be in addition to any liability which the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company or an Indemnified Party.

     (d) The indemnity, reimbursement and contribution provisions set forth herein shall remain operative and in full force and effect regardless of any other provision of this Agreement and shall survive this Agreement.

4.       Non-Admission
This Agreement shall not in any way be construed as an admission by the Company of any act of discrimination or other unlawful act whatsoever against Skolnick or any other person, and the Company specifically disclaims any liability to or discrimination against Skolnick or any other person on the part of itself, its employees or its agents.

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5.       Non-disparagement
Skolnick agrees that he will act at all times hereafter, in a manner consistent with the best interests of Company and with respect to the Company's Board of Directors, employees, agents and third parties, and that he will not engage in any act or make any comments (written or oral), which are intended or which may reasonably be expected to harm the missions, reputations or other interests of the Company, its Board members or its employees. Similarly, the officers and directors of the Company and its Board of Directors agree not to engage in any act or make any comments (written or oral), which are intended to or which may reasonably be expected to harm Skolnick's reputation or employment prospects. Nothing in this section of the Agreement prevents Skolnick or Company from engaging in any act (written or oral) that is necessary for Skolnick or Company to respond to any request made or statutorily required by any governmental agency, or appear in any proceedings before a court of law.

6.       Confidential and Proprietary Information
Skolnick acknowledges that, during his employment with CytoGenix, Skolnick had access to confidential and proprietary business, technical, financial information and materials that constitute valuable and unique properties of the Company. For purposes of this Agreement, "Confidential Information" means and includes CytoGenix' confidential, financial and/or proprietary information including but not limited to trade secrets that have been and/or will be developed or used which cannot be obtained readily by third parties from outside sources.

Confidential Information includes but is not limited to the following: information regarding past, current, and prospective customers, investors, business affiliates, employees, contractors and the industry which is not generally known to the public; financial information critical to the workings of the Company; technical information such as strategies, methods, books, records and documents; technical information concerning products, equipment, services and processes; procurement procedures; pricing schedules and pricing techniques; contacts including names, services provided, pricing, type and amount of services used, financial data; pricing strategies and price curves; business position and competitive analysis; plans or strategies for expansion or acquisitions; budgets; research; financial and sales data; trading methodologies and terms; communications information; evaluations, opinions and interpretations of information and data; marketing and merchandising techniques; electronic databases; models; specifications; computer programs; contracts; bids or proposals; technologies and methods; information regarding synDNA and gene targets, ssDNA expression technology, anti-herpes technology and/or the Company's anti-microbial and biotin technology; personnel information; payments or rates paid to consultants or other service providers; and other such confidential or proprietary information. Skolnick acknowledges that CytoGenix' business is highly competitive, that this Confidential Information constitutes a valuable, special and unique asset of the Company, and that protection of such Confidential Information against unauthorized disclosure and use is of critical importance to CytoGenix.

Skolnick acknowledges that disclosure of this information would cause substantial and irreparable harm, loss of goodwill, and injury to the Company. Skolnick agrees that he has not and will not, directly or indirectly; disclose any confidential or proprietary information or documents relating to the
Company, unless with written authorization by the Company. The Company acknowledges that Skolnick has returned to the Company all of Company property formerly in his possession.

Skolnick understands and acknowledges that the consideration set forth herein is provided solely in consideration of this release, except as may be explicitly stated herein. Skolnick understands, agrees and intends that upon payment of the consideration set forth, that he will have received full and complete satisfaction of any and all claims, whether known, suspected or unknown that he may have or have had against the Company as of the date of this Agreement. Skolnick hereby waives any and all relief not explicitly provided for herein.

7.       No Right to Reinstatement
Skolnick waives any right to reinstatement or any future employment, but may assume an independent contractor relationship with the Company. Skolnick shall at no time following the Separation Date, represent himself as being affiliated with the Company in any capacity other than what is provided herein.

8.       Miscellaneous

     (a) None of the releases set forth herein are intended to release any of the rights and obligations established by this Agreement. The rights duties and obligations set forth herein shall survive the release of claims set forth herein.

     (b) The parties hereto acknowledge that this Agreement is being made by each party of its own free choice. The parties further state that in entering into this Agreement, each party has been advised by an attorney of that party's choice and selection, and has had the opportunity to consult with such attorney regarding the benefits and detriments of entering into this Agreement. Skolnick, who is himself an attorney, has chosen to act as an attorney on his own behalf.

     (c) This Agreement contains the full and complete agreement of the parties hereto, and all prior negotiations and agreements pertaining to the subject matter hereof are merged into and superseded by this Agreement. No change, amendment, waiver or discharge of any provision of all or any part of this Agreement shall be valid unless such change, amendment, waiver or discharge is in writing and duly executed by all parties to this Agreement, or their authorized agents.

     (d) This Agreement may be executed in more than one counterpart, each of which shall be an original, but all of which, taken together, shall be and remain one instrument.

     (e) The parties hereto warrant and represent that none of them has sold, assigned, granted, or otherwise transferred to anyone not a party hereto any right, privilege, claim or cause of action, or any part thereof, arising out of or otherwise connected with the subject matter of this Agreement.

     (f) This Agreement is entered into and is performable in Harris County, Texas, and shall be governed by, construed, interpreted, and enforced in accordance with the laws of the State of Texas.

     (g) The persons signing this Agreement on behalf of any of the parties hereto hereby warrant and represent that they are authorized to sign this Agreement on behalf of themselves or their respective entities and that such persons have the power to bind themselves and/or their respective entities.

     (h) This Agreement is a result of substantial negotiations between the parties and their counsel. Accordingly, the fact that counsel for one party or another drafted this Agreement shall not be material to the interpretation of this Agreement. As an attorney, Skolnick acted as his own counsel during these negotiations.

     (i) All parties to this Agreement have read the Agreement and fully understand and comprehend its meaning and binding effect.

     (j) If any portion of this Agreement is found to be null, void or unenforceable, the remainder of this Agreement shall remain in full force and effect.

     (k) The headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     (l) This Agreement shall be effective upon full execution and delivery of the Agreement by each of the parties hereto. This Agreement may be executed by fax, and in multiple counterparts or copies, each of which shall be deemed to be an original for all purposes.

     (m) The execution of this Agreement will warrant public announcement by CYGX. A draft of the proposed Press Release is incorporated herein as Attachment B.

     IN WITNESS WHEREOF, the parties hereto have caused this Separation Agreement to be executed as of the day and year set forth above.

           CytoGenix                                        Employee

/s/ Lex M> Cowsert, PhD                           /s/ Malcolm Skolnick, PhD, JD
--------------------------                        -----------------------------
Lex M. Cowsert, PhD                               Malcolm Skolnick, PhD, JD
President & CEO

/s/ Randy Moseley                                 April 24, 2009
-----------------                                 --------------
Randy Moseley                                             Date
Chairman of the Board